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                                                                    EXHIBIT 32.2

                            ACCOMPANYING CERTIFICATE
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

            Not Filed Pursuant to the Securities Exchange Act of 1934

     The undersigned Chief Financial Officer of Harvest Natural Resources, Inc. (the "Company") does hereby certify as follows:

     This report on Form 10-Q of Harvest Natural Resources, Inc. for the quarterly period ended September 30, 2006 and filed with the Securities and Exchange Commission on the date hereof (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: October 26, 2006                 By: /s/ Steven W. Tholen
                                            ------------------------------------
                                            Steven W. Tholen
                                            Senior Vice President - Finance,
                                            Chief Financial Officer and
                                            Treasurer